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                                                                    EXHIBIT 99.5
                             SELECTED FINANCIAL DATA
                               (SUPPLEMENTAL) (*)

                                                                MARCH 31,
                                                                ---------
                                                           1999          1998
                                                        -----------   -----------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)

STATEMENTS OF INCOME DATA:
Interest income......................                   $    60,117   $    58,731
Interest expense.....................                        31,818        31,062
                                                        -----------   -----------
Net interest income..................                        28,299        27,669
Provision for loan losses............                         1,744         3,352
                                                        -----------   -----------
Net interest income after provision
  for loan losses....................                        26,555        24,317
Noninterest income, excluding gains
  and losses on asset sales..........                         7,201         6,255
Gain (loss) on sale of loans and
  securities.........................                         6,062         2,895
Gain on sale of servicing rights.....                            --            --
Noninterest expense..................                        24,043        20,112
                                                        -----------   -----------
Income before income taxes and
  extraordinary items................                        15,775        13,355
Income taxes.........................                         5,703         4,937
                                                        -----------   -----------
Income before extraordinary items....                        10,072         8,418
Extraordinary item...................                            --            --
                                                        -----------   -----------
Net income...........................                        10,072         8,418
Dividends on preferred stock.........                            --            --
                                                        -----------   -----------
Net income applicable to common
  Stockholders.......................                   $    10,072   $     8,418
                                                        ===========   ===========
PER COMMON SHARE DATA:
Income before extraordinary
  item(1)............................                   $       .71   $       .60
Extraordinary item(1)................                            --            --
                                                        -----------   -----------
Net income(1)........................                   $       .71   $       .60
                                                        ===========   ===========
Book value...........................                   $      9.34   $      8.58
Tangible book value..................                          8.59          7.96
Dividends paid.......................                          .182          .130
Dividend payout ratio(2).............                         25.63%        21.67%
Average number of shares
  Outstanding(1).....................                        14,490        14,265
CORE INCOME DATA:
Income before extraordinary item.....                   $    10,072   $     8,418
Merger related expenses..............                            --            --
Discontinued business lines..........                            --            --
SAIF assessment......................                            --            --
                                                        -----------   -----------
Core income..........................                   $    10,072   $     8,418
                                                        ===========   ===========
CORE EARNINGS PER SHARE:(1)
Income before extraordinary item.....                   $       .71   $       .60
Merger related expenses..............                            --            --
Discontinued business lines..........                            --            --
SAIF assessment......................                            --            --
                                                        -----------   -----------
Core income..........................                   $       .71   $       .60
                                                        ===========   ===========

Intangible amortization per share....                           .04           .04
Core return on average:
  Assets.............................                          1.24%         1.14%
  Equity.............................                         15.50         14.40
BALANCE SHEET DATA:
Total assets.........................                   $ 1,662,364   $ 1,561,147
Earning assets.......................                     1,505,850     1,407,669
Loans(2).............................                       985,764       982,331
Nonperforming assets (excluding
  Troubled debt restructurings)......                        13,963        12,580
Loans and securities
  Available-for-sale(3)..............                       520,086       425,338
Deposits.............................                     1,237,508     1,157,372
Long-term borrowings.................                       112,305        29,472
Stockholders' equity.................                       133,217       120,266
PERFORMANCE RATIOS:
Return on average assets.............                          1.24%         1.14%
Return on average equity.............                         15.50         14.40
Net interest margin(4)...............                          3.88          4.13
Efficiency...........................                         57.85         54.62
Ratio of earnings to fixed
  Charges(5):
  Excluding interest on deposits.....                          3.28x         3.04x
  Including interest on deposits.....                          1.50x         1.43x
ASSET QUALITY RATIOS:
Allowance for loan losses to
  loans(2,6).........................                          1.70%         1.60%
Allowance for loan losses to
  Nonperforming loans................                        146.66%       186.82%
Nonperforming assets to loans and
  Repossessed assets(2,6)............                          1.39%         1.26%
Nonperforming assets to total
  Assets.............................                           .84%          .81%
Net charge-offs to average loans.....                           .21%          .18%
CAPITAL AND LIQUIDITY:
Tangible capital ratio(7)............                          7.70%         6.63%
Core capital ratio(7)................                          7.70          6.71
Core capital to risk-based
  Assets(7)..........................                         11.17          9.46
Risk-based capital ratio(7)..........                         12.40         10.51
Average equity to average assets.....                          7.97          7.95
Loans to deposits(2).................                         79.66         84.88

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  (1) Diluted.
  (2) Excludes loans available-for-sale.
  (3) Includes loans and securities available-for-sale, fed funds sold and repurchase agreements.
  (4) Net interest income divided by average interest-earning assets.
  (5) The ratio of earnings to fixed charges has been determined by dividing a) income before taxes and fixed charges by (b) total fixed charges. Fixed charges consist of interest expense (both excluding and including interest on deposits) and amortization of debt expense. No portion of rental expense could be demonstrated to be representative of the interest factor, and therefore none is included in fixed charges.
  (6) Loans before allowance for losses.
  (7) Includes only capital held by Liberty Bank and has not been retroactively restated for mergers.
  (*) The accompanying supplemental selected financial data of FLFC have been prepared as though the merger with Vidalia had been completed on or before March 31, 1999.



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